                                 AMENDMENT NO. 8
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

          The First Amended and Restated Master Distribution Agreement (the "Agreement"), dated as of July 16, 2001, by and between AIM Variable Insurance Funds, a Delaware statutory trust and A I M Distributors, Inc., a Delaware corporation, is hereby amended to add AIM V.I. Diversified Dividend Fund, AIM V.I. Global Equity Fund and AIM V.I. International Core Equity Fund; [and to remove AIM V.I. Aggressive Growth Fund, AIM V.I. Blue Chip Fund, AIM V.I. Core Stock Fund, AIM V.I. Growth Fund, and AIM V.I. Premier Equity Fund;]

     Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                           FIRST AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

SERIES I SHARES

[AIM V.I. Aggressive Growth Fund]
AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
[AIM V.I. Blue Chip Fund]
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
[AIM V.I. Core Stock Fund]
AIM V.I. Demographic Trends Fund
AIM V.I. Diversified Dividend Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Equity Fund
AIM V.I. Government Securities Fund
[AIM V.I. Growth Fund]
AIM V.I. Global Health Care Fund
AIM V.I. High Yield Fund
AIM V.I. International Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
[AIM V.I. Premier Equity Fund]
AIM V.I. Real Estate Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Small Company Growth Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund

SERIES II SHARES

[AIM V.I. Aggressive Growth Fund]
AIM V.I. Basic Balanced Fund
AIM V.I. Basic Value Fund
[AIM V.I. Blue Chip Fund]
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Core Equity Fund
[AIM V.I. Core Stock Fund]
AIM V.I. Demographic Trends Fund
AIM V.I. Diversified Dividend Fund
AIM V.I. Diversified Income Fund
AIM V.I. Dynamics Fund
AIM V.I. Financial Services Fund
AIM V.I. Global Equity Fund
AIM V.I. Government Securities Fund
[AIM V.I. Growth Fund]
AIM V.I. Global Health Care Fund
AIM V.I. High Yield Fund
AIM V.I. International Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Large Cap Growth Fund
AIM V.I. Leisure Fund
AIM V.I. Mid Cap Core Equity Fund
AIM V.I. Money Market Fund
[AIM V.I. Premier Equity Fund]
AIM V.I. Real Estate Fund
AIM V.I. Small Cap Equity Fund
AIM V.I. Small Company Growth Fund
AIM V.I. Technology Fund
AIM V.I. Utilities Fund"

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: May 1, 2006

                                        AIM VARIABLE INSURANCE FUNDS


Attest:                                 By:
        -----------------------------       ------------------------------------
        Assistant Secretary                 President


                                        A I M DISTRIBUTORS, INC.


Attest:                                 By:
        -----------------------------       ------------------------------------
        Assistant Secretary                 President